GLOBAL TELESAT CORP.

DECEMBER 31, 2010 AND 2009

TABLE OF CONTENTS

Page No.

Independent Auditors’ Report	1

Financial Statements

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Stockholders’ Equity (Deficit)	4

Statements of Cash Flows	5

Notes to the Financial Statements	6-11

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of
Global Telesat Corp.

We have audited the accompanying balance sheets of Global Telesat Corp. (the “Company”) as of December 31, 2010 and 2009, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years then ended. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Telesat Corp. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosen Seymour Shapss Martin & Company, LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, NY
August 5, 2011

GLOBAL TELESAT CORP.

BALANCE SHEETS

	DECEMBER 31,
	2010	2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$40,765	$150,637
Accounts receivable	-	107,196
Loans receivable	-	50,000
Inventory	37,875	122,008
Investments	353,743	366,301
Prepayments and other current assets	258,935	1,009

Total current assets	691,318	797,151

PROPERTY AND EQUIPMENT, cost net of accumulated depreciation of $3,220 in 2010	125,000	-

TOTAL ASSETS	$816,318	$797,151

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$31,550	$13,666
Accrued expenses	250,401	158,358
Notes payable - current portion	129,805	375,597

Total current liabilities	411,756	547,621

LONG-TERM DEBT
Notes payable - net of current portion (includes stockholder loans of $312,340 and $0 at December 31, 2010 and 2009, respectively.)	874,554	692,019

Total liabilities	1,286,310	1,239,640

STOCKHOLDER’S EQUITY (DEFICIT)
Common stock, no par, 100 shares authorized, issued and outstanding	100	100
Accumulated deficit	(392,128)	(204,412)
Accumulated other comprehensive loss	(77,964)	(238,177)

Total stockholder’s equity (deficit)	(469,992)	(442,489)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)	$816,318	$797,151

The accompanying notes are an integral part of these financial statements.

GLOBAL TELESAT CORP.

STATEMENTS OF OPERATIONS

	YEARS ENDED DECEMBER 31,
	2010	2009

SALES	$562,934	$2,674,773

COST OF GOODS SOLD	405,729	2,007,450

GROSS PROFIT	157,205	667,323

OPERATING EXPENSES	15,959	79,201
Selling expenses
General and administrative expenses	212,185	361,642

	228,144	440,843

INCOME (LOSS) FROM OPERATIONS	(70,939)	226,480

OTHER EXPENSES
Interest expense - net	62,628	74,504
Realized loss on investments	85,720	6,866

	148,348	81,370

INCOME (LOSS) BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(219,287)	145,110

PROVISION (BENEFIT) FOR INCOME TAXES	(31,571)	62,693

NET INCOME (LOSS)	$(187,716)	$82,417

The accompanying notes are an integral part of these financial statements.

GLOBAL TELESAT CORP.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

	Common Stock
	Number of Shares	Amount	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total

Balance - January 1, 2009	100	$100	$(286,829)	-	$(286,629)

Comprehensive income
Net income			82,417		82,417
Other comprehensive income:
Net unrealized loss on investments				(238,177)	(238,177)

Balance – December 31, 2009	100	$100	(204,412)	(238,177)	(442,489)

Comprehensive income
Net income (loss)			(187,716)		(187,716)
Other comprehensive income:
Net unrealized gain on investments				160,213	160,213

Balance - December 31, 2010	100	$100	$(392,128)	$(77,964)	$(469,992)

The accompanying notes are an integral part of these financial statements

GLOBAL TELESAT CORP.

STATEMENTS OF CASH FLOWS

	YEARS ENDING DECEMBER 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$(187,716)	$82,417

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	-	3,220
Change in operating assets and liabilities:
Accounts receivable	107,196	123,827
Inventory	84,133	(19,008)
Prepayments and other current assets	(257,926)	14,151
Accounts payable	17,884	(538,646)
Accrued expenses	92,043	138,358

Net cash used in operating activities	(144,386)	(195,681)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase and sales of investments - (net)	172,771	(539,478)
Purchase of office equipment	-	(3,220)
Purchase of Airship (net)	(125,000)	-

Net cash provided by (used in) investing activities	47,771	(542,698)

CASH FLOWS FROM FINANCING ACTIVITIES
Loans receivable	50,000	177,500
Borrowings of loans payable	312,340	350,000
Repayment of loans payable	(375,597)	(757,162)

Net cash used in financing activities	(13,257)	(229,662)

NET DECREASE IN CASH	(109,872)	(968,041)
CASH - BEGINNING OF YEAR	150,637	1,118,678
CASH - END OF YEAR	$40,765	$150,637

SUPPLEMENTAL INFORMATION:
Income taxes paid	$52,803	$48,052
Interest paid	$59,471	$73,765

NON-CASH INVESTING AND FINANCING ACTIVITES
Conversion of notes receivable for common stock in World Surveillance Group Inc.	$50,000	$-

The accompanying notes are an integral part of these financial statements

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 1 - ORGANIZATION OF COMPANY AND OPERATION

Global Telesat Corp. (the “Company”) was organized in the state of Virginia on June 27, 2003 to primarily take advantage of the US Government’s requirement for highly specialized tracking and surveillance technology. Since formation, the Company has become a provider of asset tracking and monitoring solutions for governments, commercial users and individuals. The Company provides custom made tracking and monitoring systems and devices and specializes in providing service using the extensive Globalstar low orbit satellite network.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition
Revenues from sales are recorded when all four of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred and title has transferred or services have been rendered; (3) our price to the buyer is fixed or determinable; and (4) collectability is reasonably assured.

Accounts Receivable
Accounts receivable are stated at amounts due from customers net of an allowance for doubtful accounts. Management reviews the accounts receivable for potential doubtful accounts and maintains an allowance for estimated uncollectible amounts which was -0- at December 31, 2010 and 2009. Accounts receivable are written off when management determines that they become uncollectible.

Inventory
Inventory is stated at the lower of costs, determined on a first-in, first-out basis, or market, which represents management’s best estimate of market value. Management regularly reviews inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on forecasts of future product demand.

Concentrations of Risk
Financial instruments, which potentially subject Global Telesat Corp. to concentrations of risk, consist of cash and cash equivalents and investments.

Cash
The Company places its U.S. cash balances with high credit quality financial institutions.  Under the current FDIC’s Dodd-Frank Wall Street Reform and Consumer Protection Act the Company’s non-interest bearing business checking accounts were fully insured through December 31, 2012. In addition, the Company maintains cash balances in the United Kingdom, which did not exceed United Kingdom Financial Services Authority (“FSA”) limits.

Investments
The Company places its temporary cash investments and equity securities with brokerage firms and limits the amount of credit exposure to any one firm.  These balances are insured up to $500,000 by the Securities Investor Protection Corporation (SIPC).  At December 31 2009 and 2010, the Company’s investment balances did not exceed SIPC insurable limits.

Cash Equivalents
Highly liquid investments with original maturities of three months or less are classified as cash equivalents.

Investments
The Company carries its investments in equity securities at fair value, based on quoted market prices.  Security transactions are recorded on a trade date basis. Realized gains and losses are determined by the specific identification method and are included in income. Unrealized gains and losses on securities available-for-sale are reported as a component of accumulated other comprehensive income.

Management determines the appropriate classification of its investments at the time of purchase and reevaluates such determination at each balance sheet date.  Equity securities are classified as “available-for-sale.”  At December 31, 2010 and 2009, the Company had no trading securities, or investments in debt securities that it plans to hold to maturity.

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment
Property and equipment is stated at cost. Depreciation is computed on the straight-line method based on the estimated useful lives of the assets.

Income Taxes
Generally accepted accounting principles in the United States (GAAP) prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  It also provides guidance on derecognition, measurement and classification of amounts relating to uncertain tax positions, accounting for interest and penalties and disclosures.  As of December 31, 2010, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

The Company’s income tax returns for the years ended December 31, 2007 through December 31, 2010 can still be examined by the taxing authorities.

The Company records provisions for federal and various state income taxes based on year-end income.

The Company recognizes deferred tax assets and liabilities for the estimated future tax effects of events that will be recognized in its financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance will be established, when necessary, to reduce deferred tax assets to the amount of future tax benefits expected to be realized. Unexpired net operating losses amount to approximately $87,000, which can be utilized under certain circumstances as a carry-back of 2 years and a carry-forward for a period of 20 years.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - ACCOUNTS RECEIVABLE

	December 31,
	2010	2009
Accounts receivable are as follows:
Defense Finance & Accounting Services	$-	$98,675
Eastcor Engineering	-	8,521
	$-	$107,196

NOTE 4 - INVENTORY

	2010	2009
Inventory consists of the following:
Modems	$37,875	$79,875
Other satellite communication equipment	-	42,133
	$37,875	$122,008

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 5 – INVESTMENTS

Investments are initially recorded at their acquisition cost (including brokerage and other transaction fees) if purchased and at fair value if they were received as a contribution.

GAAP defines fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by GAAP are used to measure fair value.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities, the Company has the ability to access.

Level 2 inputs are inputs (other than quoted prices included within level 1) that are observable for the asset or liability, either directly or indirectly.

Level 3 are unobservable inputs for the asset or liability and rely on management’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.  (The unobservable inputs should be developed based on the best information available in the circumstances and may include the Company’s own data.)

The Company’s investments consist of an investment in World Surveillance Group Inc. (Formerly Sanswire Corp.) which has been measured using level 1 in the fair value hierarchy. The fair value of this investment was $353,743 and $366,301at December 31, 2010 and 2009, respectively.

NOTE 6 - PREPAIDS AND OTHER CURRENT ASSETS

	December 31,
	2010	2009
Engineering costs	$125,000	$-
Globalstar voice credits	61,450	-
Income taxes	68,131	-
Rents	4,354
Tax refund	-	1,009
	$258,935	$1,009

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful lives of the related assets. Management capitalizes items in excess of $1,000. Minor replacements and maintenance and repairs items are charged to expenses as incurred. Upon disposal or retirement of assets, the cost and related accumulated depreciation are removed from the balance sheet and the Company recognizes a gain or loss.

On April 15, 2010, the Company purchased, for $250,000, a 50% ownership in an airship, which requires further development and engineering work before it can be used to demonstrate to existing and potential customers. The airship was purchased from Sanswire Corp., whose name changed to World Surveillance Group Inc. On May 25, 2011 World Surveillance Group Inc. purchased Global Telesat Corp. (See Note 14 - Subsequent Events).

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

The Company entered into an agreement with Eastcor Engineering LLC and assigned 50% of its ownership interest or 25% ownership of the airship to Eastcor. Eastcor will complete the development of the airship to become an unmanned remote controlled airship designated as SkySat thereby enhancing the value of the Company.

	December 31,
	2010	2009
Airship (25% interest)	$125,000	$-
Office equipment	3,220	3,220
	128,220	3,220
Less: Accumulated depreciation	3,220	3,220

Total	$125,000	-

There was no depreciation expense for the years ended December 31, 2010 and 2009.

NOTE 8 - ACCOUNTS PAYABLE

	December 31,
	2010	2009
Accounts payable are as follows:

Legal	$14,029	$-
Eastcor Engineering (office rent)	1,854	1,854
Regus (office rent)	-	795
American Express	15,002	11,017
Other	665	-
	$31,550	$13,666

NOTE 9 - ACCRUED EXPENSES

	December 31,
	2010	2009
Accrued expenses payable are as follows:

Consulting fees	$210,360	$79,110
Legal fees	-	38,037
Accounting fees	25,000	22,500
Interest expense	12,287	4,070
Income taxes	-	14,641
Other	2,754	-
	$250,401	$158,358

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 10 - NOTES PAYABLE

Notes payable are due to the following:

	December 31,
	Due On	Interest Rate	2010	2009
Rose Nominees - (A)	Nov. 1, 2015	6%	$692,019	$814,283

Rose Nominees	Demand	8%	-	253,333

Growth Enterprise - (B)	May 14, 2015	3%	262,340	-

Growth Enterprise - (B)	June 10, 2015	3%	50,000	-

Total			$1,004,359	$1,067,616

Less current portion - due in one year			129,805	375,597

Long-term portion – due in over one year			$874,554	$692,019

Current maturities of notes payable are as follows:

2011	$129,805
2012	137,811
2013	146,311
2014	155,335
2015	435,097

(A)  January 1, payments due are made in December
(B)  Related party – stockholder loan.

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 11 – INCOME TAXES

Federal and state income tax provision (benefit) for the years ended December 31, 2010 and 2009 was computed at statutory income tax rates and is presented below:

	2010	2009

Federal:
Current	$(38,650)	$39,042
Deferred	-	-

	(38,650)	39,042

State:
Current	7,079	23,601
Deferred	-	-

	7,079	23,601

Income tax provision (benefit)	$(31,571)	$62,693

As of December 31, 2010, the Company had approximately $87,000 of net operating loss (NOL), which it will carry-back 2 years.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities in Easton, MD under a month-to-month operating lease and has no commitments or future minimum lease payments remaining.

Rent expense amounted to $28,369 and $30,530 for the years ended December 31, 2010 and 2009, respectively

NOTE 13 – RELATED PARTY TRANSACTIONS

The Company made payments of $120,000 in 2010 and $380,644 in 2009 to affiliated companies controlled and owned by the President of Global Telesat Corp. In addition to general management services, these affiliated companies also provided website, legal, accounting and administrative support.

The Company purchases and sells satellite communication hardware and airtime with an affiliated company when pricing provides a modest discount to those used in transacting business with unrelated parties. During 2010 and 2009, the Company recorded sales to an affiliated company of $107,937 and $36,689, respectively, and purchases from the affiliated company of $78,180 and $2,550, respectively.

During 2010, the Company obtained two loans for $262,340 and $50,000 from an affiliated company controlled by a major shareholder; both loans bear interest at 3% per year.

Sanswire Corp., now World Surveillance Group Inc., sold a 50% ownership in an airship to the Company on April 15, 2010 for $250,000 (See Note 7 - Property and Equipment). In addition, the Company has investments in World Surveillance Group Inc. On December 31, 2010 and 2009, the Company owned 4,211,226 and 5,230,876 shares, respectively.

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 14 - SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through August 5, 2011, the date the accompanying financial statements were available to be issued. The Company has the following material subsequent events:

On May 25, 2011 Global Telesat Corp. entered into a Stock Purchase Agreement (the “Acquisition Agreement”) with World Surveillance Group (f/k/a Sanswire Corp.) pursuant to which, World Surveillance Group Inc. acquired 100% of the outstanding capital stock of the Company. Upon settlement of the acquisition the sole stockholder of Global Telesat Corp. repaid all notes payable.